EXHIBIT 10.1

CONVERTIBLE PROMISSORY NOTE

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF CORPORATE COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Original Issue Date: November 12, 2019	$200,000

CONVERTIBLE NOTE

THIS CONVERTIBLE NOTE is a duly authorized and validly issued Convertible Note of Coeptis Pharmaceuticals, Inc, a Delaware corporation (the “Company”), having its principal place of business at

105 Bradford Road, Suite 420 Wexford, PA 15090 (this “Note”).

FOR VALUE RECEIVED, the Company promises to pay to Cure Pharmaceutical Holding Corp. or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal amount of $200,000 together with interest thereon on June 15, 2020 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder. This Note shall bear interest in accordance with Section 2. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any limited liability company or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” means shares of the Company’s common stock, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of this Note in accordance with the terms hereof.

“Qualified Offering” means the Company’s next bona fide sale of its preferred stock or Common Stock in excess of $5,000,000 in gross proceeds, in one transaction or a series of related transactions, which offering definitively sets a price per share of the Company’s Common Stock and results in a listing on of the Company’s Common Stock on a National Securities Exchange.

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“Securities Act” shall have the meaning set forth in the preamble legend to this Note.

“Share Delivery Date” means, subject to Sections 4(d)), five (5) Business Days after the applicable Conversion Date.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock (or an equivalent thereof) is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the New York Stock Exchange, the OTCQB or the Pink OTC Markets (or any successors to any of the foregoing).

Section 2. Interest; Prepayment. The Company acknowledges and agrees that this Note shall bear interest at a rate of nine percent (9%) per annum, to be paid by the Maturity Date. All payments hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”). At the discretion of the Company, the Principal Amount and unpaid accrued interest of this Note may be prepaid at anytime, provided that written notice is provided to the Holder at least fifteen (15) days in advance of the prepayment.

Section 3. Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Note of different authorized denominations, as requested by the Holder surrendering the same; provided, that the minimum principal amount of any replacement Note shall be $25,000.00. No service charge will be payable for such registration of transfer or exchange.

b) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion.

a) Optional Conversion. At any time from the date hereof until the Qualified Offering, the outstanding principal amount of this Note (the “Principal Amount”), plus all accrued but unpaid interest shall be convertible at the option of the Holder, in whole or in part, into shares of Common Stock, at any time and from time to time (the “Optional Conversion”), at a price per share equal to $2.6 (the “Optional Conversion Price”) or the share price set by the latest qualified financing, whichever is less.

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b) Adjustments to Conversion Price.

i. In the event the Company (i) subdivides outstanding Common Stock into a larger number of Common Stock, (ii) combines (including by way of a reverse split) outstanding Common Stock into a smaller number of Common Stock or (iii) issues, in the event of a reclassification of Common Stock, any Common Stock of the Company, then the Optional Conversion Price shall be adjusted by multiplying the Optional Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of members entitled to receive such distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

ii. If at any time or from time to time after the issuance date of this Note there shall be a capital reorganization of the Company (other than by way of a stock split or combination of shares or stock dividends or distributions, or a reclassification, exchange or substitution of shares), or a merger or consolidation of the Company with or into another corporation where the holders of the Company’s outstanding voting securities prior to such merger or consolidation do not own over fifty percent (50%) of the outstanding voting securities of the merged or consolidated entity, immediately after such merger or consolidation, or the sale of all or substantially all of the Company’s properties or assets to any other person (an “Organic Change”), then as a part of such Organic Change an appropriate revision to the Optional Conversion Price shall be made if necessary and provision shall be made if necessary (by adjustments of the conversion price or otherwise) so that, upon any subsequent conversion of this Note, the Holder shall have the right to receive, in lieu of Conversion Shares, the kind and amount of shares of stock and other securities or property of the Company or any successor corporation resulting from the Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of Section 4(a) with respect to the rights of the Holder after the Organic Change to the end that the provisions of Section 4(a) (including any adjustment in the Optional Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

d) Mechanics of Conversion.

i. Conversion Shares Issuable Upon Conversion of Principal Amount. The number of Conversion Shares issuable upon a Conversion hereunder shall be determined by the quotient obtained by dividing (x) the Principal Amount plus accrued and unpaid interest by (y) the Optional Conversion Price.

ii. Mechanics of Optional Conversion. In connection with an Optional Conversion by the Holder, the Holder shall provide the Company the Notice of Conversion. Upon receipt from the Holder, this Note shall automatically, and without any further action on the part of the Holder and whether or not the Note is surrendered to the Company, be converted into shares of Common Stock at the Optional Conversion Price. The Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless this Note is either delivered to the Company or the Holder notifies the Company that this Note been lost, stolen or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such loss, theft or destruction. Upon receipt by the Company of this Note or an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such loss, theft or destruction, the Company at its expense shall, as soon as practicable thereafter, issue and deliver at such office to such Holder, or to the nominee or nominees of such Holder, a certificate or certificates for the shares of Common Stock to which such Holder shall be entitled as aforesaid. Such Optional Conversion shall be deemed to have been upon the date specified in the Notice of Conversion, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of such date. Notwithstanding the foregoing, if the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program, the Company may credit such aggregate number of shares of Common Stock to which the Holder shall be entitled pursuant to such conversion to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at custodian system.

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iv. Failure to Deliver Certificates. In the case a Notice of Conversion is issued by the Holder to the Company, and such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Company shall promptly return to the Holder any original Note delivered to the Company and the Holder shall promptly return to the Company the Common Stock certificates issued to such Holder pursuant to the rescinded Notice of Conversion.

v. Obligation Absolute; Partial Liquidated Damages. The Company’s obligations to issue the Conversion Shares upon conversion of this Note in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Company of any such action the Company may have against the Holder. Nothing herein shall limit a Holder’s right to pursue actual damages or declare an Event of Default (as defined below) pursuant to Section 6 hereof for the Company’s failure to deliver Conversion Shares within the period specified herein and the Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

vii. Fractional Common Shares. No fractional shares of Common Stock shall be issued upon the conversion of this Note. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share of Common Stock.

Section 5. Covenants. Until the latest of the time that (i) the Note has been converted, the Company shall maintain the following covenants:

(a) The Company shall not:

(i) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holder;

(ii) pay cash dividends or any distributions on any equity securities of the Company;

(iii) enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the SEC, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval).

Section 6. Events of Default.

a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of the principal amount of any Indebtedness when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured within fifteen (15) Trading Days;

ii. the Company shall fail to observe or perform any other material covenant or agreement contained in the Note which failure is not cured, if possible to cure, within the earlier to occur of (A) fifteen (15) Trading Days after notice of such failure sent by the Holder or by any other Holder to the Company and thirty (30) Trading Days after receipt of written notice thereof;

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iii. any representation or warranty made in this Note shall be untrue or incorrect in any respect as of the date when made that would cause a Material Adverse Effect;

iv. any breach of the provisions of this Note by the Company that would cause a Material Adverse Effect;

v. the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) shall be subject to a bankruptcy event; or

vi. following the date the Company initially becomes a reporting company pursuant to the Exchange Act and its shares of Common Stock are listed on a Trading Market, the Common Stock shall subsequently not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within ten (10) Trading Days.

b) Remedies Upon Event of Default. At any time and from time to time after Holder becomes aware of the occurrence of any Event of Default, Holder may accelerate this Note by written notice to the Company, with the principal amount plus all accrued but unpaid interest (“Outstanding Balance”) becoming immediately due and payable in cash. Upon the occurrence of any Event of Default described in Section 6 a), the Outstanding Balance as of the date of acceleration shall become immediately and automatically due and payable in cash, without any written notice required by the Holder. The Company acknowledges that this Note is an unconditional, valid, binding and enforceable obligation of the Company not subject to offset, deduction or counterclaim. The Company hereby waives any rights of offset it now has or may have hereafter against the Holder, its successors and assigns.

Section 7. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other e-mail address, or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 7(a). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by e-mail, or sent by a nationally recognized overnight courier service addressed to each Holder at the e-mail address, or address of the Holder provided in writing by each Party. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via e-mail at the email address provided by each Party prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via e-mail at the e-mail address provided by each Party on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California without regard to the conflict of laws provisions thereof. In any action between or among any of the parties, whether rising out of this Note or otherwise, each of the parties irrevocably consents to the exclusive jurisdiction and venue of the federal and/or state courts located in Los Angeles, California.

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e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Amendment. This Note may be modified or amended only by a written agreement of the Company and the Holder.

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

Coeptis Pharmaceuticals, Inc.

By:	/s/ David Mehalick
Name:	David Mehalick
Title:	EVP

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert the principal under the Convertible Note dated __________ (the “Note”) of Coeptis Pharmaceuticals, Inc, a Delaware corporation (the “Company”), into shares of Common Stock of the Company according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Note.

Conversion Price: $ _____________________________________________________________________________

Date to Effect Conversion: ________________________________________________________________________

Principal and Interest Amount to be Converted: ________________________________________________________

Number of shares of Common Stock to be issued: _______________________________________________________

Cash to be paid to Holder: ________________________________________________________________________

Signature: ____________________________________________________________________________________

Name: _______________________________________________________________________________________

Address for Delivery of Common Share Certificates: _____________________________________________________

Or

DWAC Instructions: ____________________________________________________________________________

Broker No: ____________________________________________________________________________________

Account No: _______________________

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